UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Road, Suite 704 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

October 18, 2018

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2018, Ira B. Feintuch resigned as the Company’s Chief Operating Officer effective on that date. Mr. Feintuch will assume an advisory role in the Company. There was no disagreement or dispute with the Company concerning his resignation.

James Christodoulou, the Company’s President, will assume the duties and additional position of Chief Operating Officer, effective October 18, 2018. For biographical information concerning Mr. Christodoulou, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on August 30, 2018. During the last two years, there have been no transactions or proposed transactions by the Company in which Mr. Christodoulou has had or is to have a direct or indirect material interest, other than customary arrangements in connection with serving as the Company’s President, and there are no family relationships between Mr. Christodoulou and any of the Company’s executive officers or directors.

On October 19, 2018, Michael J. Calise resigned as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors. Mr. Calise will remain with the Company as its Senior Vice President of Sales. Mr. Calise’s resignation as a director and executive officer did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

Michael D. Farkas, the Company’s Executive Chairman, will assume the duties of Chief Executive Officer and the additional position of Interim Chief Executive Officer of the Company. For biographical information concerning Mr. Farkas, see the Company’s Definitive Proxy Statement for its 2018 Annual Meeting of Stockholders filed with the SEC on August 14, 2018. During the last two years, other than as disclosed in such Definitive Proxy Statement, there have been no transactions or proposed transactions by the Company in which Mr. Farkas has had or is to have a direct or indirect material interest, and there are no family relationships between Mr. Farkas and any of the Company’s executive officers or directors.

To fill the vacancy on the Board of Directors caused by Mr. Calise’s resignation, the remaining Board members elected James Christodoulou to be a member of the Company’s Board of Directors, effective October 19, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: October 22, 2018	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Executive Chairman and Interim Chief Executive Officer